UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 5, 2005

Date of report

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Edward L. Donnelly is named in the summary compensation table of Patterson Companies, Inc. (the “Company”) in its Definitive Proxy Statement, which was filed on August 5, 2005.

On September 12, 2003, the Company completed its acquisition of AbilityOne Products Corp. (“AbilityOne”). In connection with the acquisition, the Company issued a 0.5% three-year convertible debenture in the principal amount of $1,500,000 as part of the consideration paid to Mr. Donnelly for his stock in AbilityOne. This debenture is convertible into shares of the Company’s common stock at a price of $25.49 per share, subject to adjustment as provided in the debenture. A copy of the convertible debenture appears as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additionally, in August 2003, AbilityOne entered into an amended and restated employment agreement with Mr. Donnelly, then its Executive Vice President and Chief Operating Officer. The agreement provides that for a period of three years (the “employment period”), Mr. Donnelly will serve as the Executive Vice President and Chief Operating Officer of AbilityOne and its subsidiary, Patterson Medical Products, Inc (formerly AbilityOne Corporation). The agreement further provides that Mr. Donnelly shall receive a minimum annual base salary of $243,500, an incentive cash bonus target equal to 40% of his base salary and certain other benefits. The agreement also provides that if his employment terminates after the initial employment period, or if his employment is terminated under certain conditions during the initial employment period, he will be entitled to a severance pay package, conditioned upon his agreement not to compete with us for one year, equal to his base salary and bonus, plus his continuation in our healthcare and group life insurance plan for one year at company expense. No severance pay is owed if he voluntarily terminates his employment prior to the end of the initial employment period, or is terminated for “cause.” Mr. Donnelly was named President of Patterson Medical Products, Inc. in October 2004. A copy of the amended and restated employment agreement appears as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

99.1	Convertible debenture issued by the Company to Edward L. Donnelly, dated September 12, 2003.

99.2	Amended and restated employment agreement by and between the Company and Edward L. Donnelly, dated August 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: August 9, 2005	By:	/s/ R. Stephen Armstrong
R. Stephen Armstrong
Executive Vice President, Treasurer and
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Convertible debenture issued by the Company to Edward L. Donnelly, dated September 12, 2003.

99.2	Amended and restated employment agreement by and between the Company and Edward L. Donnelly, dated August 15, 2003.